EXHIBIT 10.7

                                                                  EXECUTION COPY


                               GUARANTEE AGREEMENT


          GUARANTEE AGREEMENT dated as of June 28, 2006, between CHARTERMAC, a statutory trust duly organized and validly existing under the laws of the State of Delaware (the "GUARANTOR") and IXIS FINANCIAL PRODUCTS INC. (the "INVESTOR").

          WHEREAS, the Investor, Charter Mac Corporation (the "CHARTER MEMBER") and Centerbrook Holdings LLC (the "ISSUER") are parties to the Unitholder and Warrant Agreement dated as of the date hereof (the "WARRANT AGREEMENT"), pursuant to which, among other things, the Issuer has agreed to issue Warrants (as defined therein) to the Investor on the date hereof and the Charter Member has agreed to make certain payments to the Investor, in each case on and subject to the terms and conditions set forth therein.

          WHEREAS, the Investor and the Charter Member are parties to the Amended and Restated Operating Agreement of the Issuer dated as of the date hereof (the "OPERATING AGREEMENT" and, together with the Warrant Agreement, the "GUARANTEED DOCUMENTS"), pursuant to which, among other things, the Charter Member has agreed to make capital contributions to the Issuer on and subject to the terms and conditions set forth therein.

          WHEREAS, to induce the Investor to enter into the Warrant Agreement and the Operating Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed to guarantee the Guaranteed Obligations (as defined below).

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1. DEFINITIONS, ETC. Terms used herein and not otherwise defined herein are used herein as defined in the Warrant Agreement. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise
(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement, (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) references to any law, constitution, statute, treaty, regulation, rule or ordinance, including any section or other part thereof (each, for purposes of this Section 1, a "law"), shall refer to that law as amended from time to time and shall include any successor law.

          Section 2. THE GUARANTEE.

          2.01 THE GUARANTEE. The Guarantor hereby guarantees to the Investor and its successors and assigns the prompt payment in full when due of all amounts whatsoever from time to time owing to the Investor by the Charter Member under the Guaranteed Documents in accordance with the terms thereof and including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Charter Member, whether or not such interest or expenses are allowed as a claim in such proceeding (such obligations being herein collectively called the "GUARANTEED OBLIGATIONS"). The Guarantor hereby further agrees that if the Charter Member shall fail to pay in full when due any of the Guaranteed Obligations, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.


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          2.02 OBLIGATIONS UNCONDITIONAL. The obligations of the Guarantor under
Section  2.01  are  absolute  and  unconditional   irrespective  of  the  value,
genuineness, validity, regularity or enforceability of any Guaranteed Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder which shall remain absolute and unconditional as described above:

          (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of any Guaranteed Document or any other agreement or instrument referred to herein or therein shall be done or omitted (it being understood that this clause
     (ii) shall not be construed to require the Guarantor to satisfy its obligations under Section 2.01 if the Guaranteed Obligations are not due); or

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any Guaranteed Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Investor exhaust any right, power or remedy or proceed against the Charter Member under any Guaranteed Document or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

          2.03  REINSTATEMENT.  The  obligations  of the  Guarantor  under  this
Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Charter Member in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Investor on demand for all costs and expenses (including fees of counsel) incurred by the Investor in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

          2.04 SUBROGATION. The Guarantor hereby agrees that until the payment and satisfaction in full of all Guaranteed Obligations it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in
Section 2.01, whether by subrogation or otherwise, against the Charter Member or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

          2.05 CONTINUING GUARANTEE. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

          2.06 GENERAL  LIMITATION  ON GUARANTEE  OBLIGATIONS.  In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under Section 2.01 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 2.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by the Guarantor, the Investor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.


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          Section 3.  REPRESENTATIONS AND WARRANTIES.  The Guarantor  represents and warrants to the Investor that:

          3.01 EXISTENCE. Each of the Guarantor and its Subsidiaries (a) is an entity duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite trust, corporate or other organizational power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a material adverse effect on the consolidated financial condition, operations or business taken as a whole of the Guarantor and its Subsidiaries.

          3.02 LITIGATION. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Guarantor) threatened against the Guarantor or any of its Subsidiaries that, if adversely determined, could (either individually or in the aggregate) have a material adverse effect on the consolidated financial condition, operations or business taken as a whole of the Guarantor and its Subsidiaries.

          3.03 NO BREACH. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter, by-laws or other organizational documents of the Guarantor or any of its Subsidiaries, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Guarantor or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

          3.04 TRUST ACTION. The Guarantor has all necessary trust power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Guarantor of this Agreement have been duly authorized by all necessary trust action on its part; and this Agreement has been duly and validly executed and delivered by the Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

          3.05 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange are necessary for the execution, delivery or performance by the Guarantor of this Agreement or for the validity or enforceability hereof.

          3.06 BUSINESS ACTIVITIES. The Guarantor derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Statutory Trust Act (12 DEL. C. ss. 3801, ET SEQ.) and filing documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware

          Section 4. COVENANTS. The Guarantor agrees that, until the payment and satisfaction in full of the Guaranteed Obligations:

          4.01 FINANCIAL INFORMATION. The Guarantor shall deliver to the Investor from time to time such information regarding the financial condition, operations or business of the Guarantor or any of its Subsidiaries as the Investor may reasonably request.

          4.02 EXISTENCE, ETC. The Guarantor will (a) preserve and maintain its organizational existence and, except where failure to do so could not (either individually or in the aggregate) materially and adversely affect the consolidated financial condition, operations or business of the Guarantor, all of its rights, privileges and franchises and (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could (either individually or in the aggregate) materially and adversely affect the consolidated financial condition, operations or business of the Guarantor.


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



          Section 5. MISCELLANEOUS.

          5.01 NOTICES. All notices, requests, consents and demands hereunder shall be in writing and delivered in accordance with Section 10.03 of the Warrant Agreement (using, in the case of the Guarantor, the address set forth under the "Address for Notices" specified beneath its name on the signature pages hereto) or, as to either party, at such other address as shall be designated by such party in a notice to each other party.

          5.02 NO WAIVER. No failure on the part of the Investor to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Investor of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          5.03 AMENDMENTS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Investor. Any such amendment or waiver shall be binding upon the Investor, each holder of any of the Guaranteed Obligations and the Guarantor.

          5.04 EXPENSES. The Guarantor agrees to reimburse the Investor for all costs and expenses of the Investor (including the fees and expenses of legal counsel) in connection with (i) any default under any Guaranteed Document and any enforcement or collection proceeding resulting therefrom, including all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 5.04.

          5.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Guarantor, the Investor and each holder of any of the Guaranteed Obligations, PROVIDED that the Guarantor shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Investor.

          5.06 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

          5.07 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. The Guarantor hereby submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division) and of any other appellate court in the State of New York for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

          5.08 WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND THE INVESTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          5.09 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Investor in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          5.10 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.


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



               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                            CHARTERMAC



                                            By: /S/ MARC D. SCHNITZER
                                                ---------------------
                                          Name: Marc D. Schnitzer
                                         Title: Chief Executive Officer

                                            Address for Notices:

                                            625 Madison Avenue
                                            New York, New York 10022
                                            Attention: Marc Schnitzer



                                            IXIS FINANCIAL PRODUCTS INC.


                                            By: /S/ N. MUMFORD
                                                --------------
                                          Name: N. Mumford
                                         Title: Managing Director


                                            By: /S/ CHRISTOPHER HAYDEN
                                                ----------------------
                                          Name: Christopher Hayden
                                         Title: Managing Director